UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2015 (January 15, 2015)

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Financial Information

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

On January 15, 2015, Northeast Utilities (“NU”) issued $150,000,000 aggregate principal amount of its Senior Notes, Series G, Due 2018 (the “2018 Notes”) and $300,000,000 aggregate principal amount of its Senior Notes, Series H, Due 2025 (the “2025 Notes” and, together with the 2018 Notes, the “Notes”), pursuant to an Underwriting Agreement, dated January 12, 2015 among NU, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.  The Notes are NU’s unsecured obligations and were issued under a Sixth Supplemental Indenture, dated as of January 1, 2015, between NU and The Bank of New York Mellon Trust Company, N.A., supplementing the Indenture between NU and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002.  Interest on the 2018 Notes is payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2015, at the rate of 1.60% per year, and interest on the 2025 Notes is payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2015, at the rate of 3.15% per year.  The 2018 Notes will mature on January 15, 2018 and the 2025 Notes will mature on January 15, 2025.

Section 9

Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
1	Underwriting Agreement, dated January 12, 2015, among Northeast Utilities and the Underwriters named therein.
4.1	Sixth Supplemental Indenture establishing the terms of the Notes, dated January 1, 2015, between Northeast Utilities and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2018 Notes (included as Exhibit A to the Sixth Supplemental Indenture filed herewith as Exhibit 4.1)
4.3	Form of 2025 Notes (included as Exhibit B to the Sixth Supplemental Indenture filed herewith as Exhibit 4.1)
5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Notes (includes consent)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES

(Registrant)

January 21, 2015

By:

/S/ PHILIP J. LEMBO

Philip J. Lembo

Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement, dated January 12, 2015, among Northeast Utilities and the Underwriters named therein.
4.1	Sixth Supplemental Indenture establishing the terms of the Notes, dated January 1, 2015, between Northeast Utilities and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2018 Notes (included as Exhibit A to the Sixth Supplemental Indenture filed herewith as Exhibit 4.1)
4.3	Form of 2025 Notes (included as Exhibit B to the Sixth Supplemental Indenture filed herewith as Exhibit 4.1)
5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Notes (includes consent)

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